Exhibit 10.5



                          FORM OF CONSENT

     CONSENT, dated as of April 28, 1995 (this "CONSENT"), to the Credit Agreement, dated as of January 29, 1993 (as amended, supplemented or otherwise modified, the "CREDIT AGREEMENT"), among Berlitz International, Inc., a New York corporation (the "BORROWER"), the several banks and other financial institutions from time to time parties thereto (the "LENDERS") and Chemical Bank, a New York banking corporation, as the agent for the Lenders thereunder (in such capacity, the "AGENT").


                       W I T N E S S E T H:

     WHEREAS, pursuant to the Credit Agreement the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower; and

     WHEREAS, the Borrower has requested that the Lenders consent to certain amendments to the Escrow Agreement constituting one of the Global Peace Plan Agreements, and, upon this Consent becoming effective, each of the Lenders so consents.

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     I.   DEFINED  TERMS.   Terms  defined in the Credit Agreement and used
herein shall have the meanings given to them in the Credit Agreement.

     II.  CONSENT.

     The Lenders hereby consent and agree that, notwithstanding the provisions of subsection 8.11 of the Credit Agreement, the Borrower may enter into an Amendment to Escrow Agreement in substantially the form of Annex A hereto providing for certain amendments to the Escrow Agreement dated as of January 28, 1993 by and among Maxwell Communication Corporation PLC, the Borrower and IBJ Schroder Bank & Trust Company, as escrow agent, PROVIDED that this Consent is given subject to the understanding that it shall become void and of no force or effect if, without first obtaining the prior written consent of the Required Lenders, the Borrower shall agree to
(a) a withdrawal of cash or any other asset from the Escrow Fund (as defined in such Escrow Agreement) in exchange for a deposit in the Escrow Fund of shares of Common Stock of the Borrower ("BERLITZ SHARES") or any other asset (EXCEPT that, without obtaining the prior written consent of the Required Lenders, (i) the Borrower may agree to the withdrawal from the Escrow Fund on or about the effective date of such Amendment to Escrow Agreement of cash in the amount of not more
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than $5,643,000 in exchange for the deposit therein  at  such  time  of  at least 627,000 Berlitz Shares and (ii) the Borrower may agree to the withdrawal from the Escrow Fund at any time of Berlitz Shares in exchange for the deposit therein of cash in an amount at least equal to the product of $9 and the number of Berlitz shares so withdrawn), (b) a valuation of Berlitz Shares. in accordance with the provisions of Section 3.05 of said Escrow Agreement, as amended, at a price less than $9 per share or (c) a termination of said Escrow Agreement prior to September 15, 1996.

     III.  GENERAL.

     1.   REPRESENTATION  AND  WARRANTIES.  To induce  the  Agent  and  the
Lenders parties hereto to enter into this Consent, the Borrower hereby represents and warrants to the Agent and each Lender, as of the effective date of this Consent, that no Default or Event of Default will have occurred and be continuing.

     2. EFFECTIVENESS. This Consent shall become effective on the date upon which counterparts hereof (or facsimile copies thereof), duly executed by the Borrower, each of the Borrower's Subsidiaries for which a signature line is set forth below and the Required Lenders, shall have been received by the Agent.

     3. PAYMENT OF EXPENSES. The Borrower agrees to pay the reasonable fees and disbursements of Simpson Thacher & Bartlett, counsel to the Agent, in connection with the preparation, execution and delivery of this Consent.

     4.  NO OTHER AMENDMENTS;  CONFIRMATION.   Except as expressly modified
hereby, the provisions of the Credit Agreement and the Notes are and shall remain in full force and effect.

     5. GOVERNING LAW; COUNTERPARTS. (a) This Consent and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

          (b) This Consent may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the signed copies of this Consent shall be lodged with the Borrower and the Agent. This Consent may be delivered by facsimile transmission of the relevant signature pages hereof.

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     IN WITNESS WHEREOF, the parties hereto have caused  this Consent to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                         BERLITZ INTERNATIONAL, INC.

                         By:_____________________________

                         Title:__________________________

                         CHEMICAL BANK, as Agent and as Lender

                         By:_____________________________

                         Title:__________________________


                         THE BANK OF NOVA SCOTIA

                         By:_____________________________

                         Title:__________________________


                         KEYPORT LIFE INSURANCE COMPANY

                         By:_____________________________

                         Title:__________________________


                         LONG TERM CREDIT BANK OF JAPAN

                         By:_____________________________

                         Title:__________________________



                         NATIONSBANK, N.A.

                         By:_____________________________

                         Title:__________________________


                         PROTECTIVE LIFE INSURANCE CO.

                         By:_____________________________

                         Title:__________________________

                         THE CHUGOKU BANK, LTD.

                         By:_____________________________

                         Title:__________________________


The undersigned do hereby consent
to the terms and conditions of the
foregoing Consent.

BERLITZ PUBLISHING COMPANY, INC.

By:____________________________

Title:_________________________


BERLITZ LANGUAGES, INC.

By:___________________________

Title:________________________


BERLITZ FINANCIAL CORPORATION

By:___________________________

Title:________________________


BERLITZ INVESTMENT CORPORATION

By:___________________________

Title:________________________


BENESSE CORPORATION (formerly
  Fukutake Publishing Co., Ltd.)

By:___________________________

Title:________________________


FUKUTAKE HOLDINGS (AMERICA), INC.

By:__________________________

Title:_______________________